SUPPLEMENT DATED MAY 19, 2021
TO
PROSPECTUSES DATED APRIL 30, 2021
FOR MASTERS CHOICE, MASTERS CHOICE II, MASTERS EXTRA, MASTERS FLEX AND MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS AND MASTERS EXTRA II

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
VARIABLE ACCOUNT F

This supplement contains information about the Rational Trend Aggregation VA Fund (the “Fund”) that is available as an investment option under your Contract. The Board of Trustees of Mutual Fund and Variable Insurance Trust has determined to close the Fund and redeem all outstanding shares on or about July 30, 2021 (the “Liquidation Date”).
If you currently have Account Value allocated to the Rational Trend Aggregation VA Fund Sub-Account, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Contract, or to the Fixed Account, if available, will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (877) 253-2323 or access them via the customer documentation center on our web site at www.delawarelife.com/solutions.

As of the close of business on the Liquidation Date, any Variable Account Value remaining in the Sub-Account investing in the Fund will be automatically transferred to the MFS U.S. Government Money Market Portfolio Sub-Account. This automatic transfer will not count against the contractual transfer limitations.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment programs that have not been changed to replace Rational Trend Aggregation VA Fund Sub-Account will continue with the MFS U.S. Government Money Market Portfolio Sub-Account as the replacement.

THE CONTRACTS  REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.